SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2004

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

BERMUDA	001-14669	74-2692550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

Registrant’s telephone number, including area code: (915) 225-8000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Press Release
Text of Conference Call

HELEN OF TROY LIMITED

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL EXHIBITS

     (c) EXHIBITS.

     The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description.
99.1	Press Release, dated July 12, 2004
99.2	Text of conference call held July 12, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

On July 12, 2004, Helen of Troy Limited issued a press release announcing its results for its first fiscal quarter ending May 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on July 12, 2004, Helen of Troy Limited held a conference call discussing its results for the first fiscal quarter ended May 31, 2004. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

HELEN OF TROY LIMITED

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED
July 14, 2004	By:	/s/ Thomas J. Benson
Date		Thomas J. Benson
Senior Vice President, Finance and Chief Financial Officer